UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vimeo, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! VIMEO, INC. ATTN: LEGAL 330 WEST 34TH STREET, 5TH FLOOR NEW YORK, NY 10001 VIMEO, INC. 2023 Annual Meeting Vote by June 5, 2023 11:59 PM ET or during the Annual Meeting You invested in VIMEO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2023. Vote Virtually at the Meeting* June 6, 2023 10:00 AM ET During the meeting, vote at: www.virtualshareholdermeeting.com/VMEO2023 Or before the meeting, vote by 11:59 PM ET, June 5, 2023 at: www.ProxyVote.com *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V07038-P86714 Get informed before you vote The Notice, Proxy Statement and Annual Report are available online. To access these materials, please visit www.ProxyVote.com and have available the control number below. You can also receive a free paper or email copy of the materials. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may do so by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. To receive a free paper copy of the materials in advance of the meeting, request prior to May 23, 2023. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. The Company’s complete proxy materials contain important information and are available online at www.ProxyVote.com. You are encouraged to access the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items for Holders of Common Stock Board Recommendation V07039-P86714 01) Alexander von Furstenberg 02) Adam Gross 03) Alesia J. Haas* 04) Jay Herratti 05) Ida Kane* 06) Mo Koyfman 07) Shelton “Spike” Lee* 08) Nabil Mallick 09) Glenn Schiffman 10) Anjali Sud 1. Election of the following nominees for director Nominees: 2. The frequency of the non-binding advisory say on pay vote at our Annual Meeting of Stockholders. 4. To approve the amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan (the “2021 Plan”) to increase the number of shares that may be delivered under the 2021 Plan by 10,000,000. NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof. For All For For *To be voted upon by holders of Common Stock voting as a separate class 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 1 Year

VIMEO, INC. ATTN: LEGAL 330 WEST 34TH STREET, 5TH FLOOR NEW YORK, NY 10001 Vote Virtually at the Meeting* June 6, 2023 10:00 AM ET *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V07040-P86714 During the meeting, vote at: www.virtualshareholdermeeting.com/VMEO2023 Or before the meeting, vote by 11:59 PM ET, June 5, 2023 at: www.ProxyVote.com Your Vote Counts! VIMEO, INC. 2023 Annual Meeting Vote by June 5, 2023 11:59 PM ET or during the Annual Meeting You invested in VIMEO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2023. Get informed before you vote The Notice, Proxy Statement and Annual Report are available online. To access these materials, please visit www.ProxyVote.com and have available the control number below. You can also receive a free paper or email copy of the materials. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may do so by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. To receive a free paper copy of the materials in advance of the meeting, request prior to May 23, 2023. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V07041-P86714 Voting Items for Holders of Class B Common Stock Board Recommendation THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. The Company’s complete proxy materials contain important information and are available online at www.ProxyVote.com. You are encouraged to access the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. 2. The frequency of the non-binding advisory say on pay vote at our Annual Meeting of Stockholders. 4. To approve the amendment of the Vimeo, Inc. 2021 Stock and Annual Incentive Plan (the “2021 Plan”) to increase the number of shares that may be delivered under the 2021 Plan by 10,000,000. 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof. For For 1 Year 01) Alexander von Furstenberg 02) Adam Gross 03) Jay Herratti 04) Mo Koyfman 05) Nabil Mallick 06) Glenn Schiffman 07) Anjali Sud 1. Election of the following nominees for director Nominees: For All